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[LETTERHEAD OF FIRST USA BANK APPEARS HERE]

                                                                   EXHIBIT 99.09

                                                [LOGO OF FIRST USA APPEARS HERE]




                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                                FIRST USA BANK

                -----------------------------------------------

               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1994-7
                -----------------------------------------------

               Monthly Period:                     09/01/96 to
                                                   09/30/96
               Distribution Date:                  10/15/96
               Transfer Date:                      10/11/96

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1994-7 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Monthly Distribution.
     ------------------------------------------------------

     1.    The total amount of the distribution to
           Certificateholders on the Distribution Date per $1,000 original certificate principal amount

                                    Class A                         $4.57555556
                                    Class B                          4.75277773
                                    Collateral Inv. Amt.             4.87361109
                                                           ---------------------
                                    Total (weighted avg.)           $4.61837098

     2.    The amount of the distribution set forth in
           paragraph 1 above in respect of interest on
           the Certificates, per $1,000 original
           certificate principal amount
                                    Class A                         $4.57555556
                                    Class B                          4.75277773
                                    Collateral Inv. Amt.             4.87361109
                                                           ---------------------
                                    Total (weighted avg.)           $4.61837098
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1994-7
Page 2


     3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount

                                    Class A                         $0.00000000
                                    Class B                          0.00000000
                                    Collateral Inv. Amt.             0.00000000
                                                           ---------------------
                                    Total                           $0.00000000

B.   Information Regarding the Performance of the Trust.
     ---------------------------------------------------

     1.    Allocation of Principal Receivables.
           ------------------------------------

           The aggregate amount of Allocations of Principal
           Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                                    Class A                      $73,135,497.44
                                    Class B                        5,731,451.58
                                    Collateral Inv. Amt.           9,249,463.30
                                                           ---------------------
                                    Total                        $88,116,412.32
                                                           =====================

     2.    Allocation of Finance Charge Receivables.
           -----------------------------------------

           (a)   The aggregate amount of Allocations of Finance
                 Charge Receivables processed during the Monthly
                 Period which were allocated in respect of the Certificates

                                    Class A                       $9,984,777.39
                                    Class B                          781,941.20
                                    Collateral Inv. Amt.           1,263,140.90
                                                           ---------------------
                                    Total                        $12,029,859.49
                                                           =====================

           (b)   Principal Funding Investment Proceeds
                   (to Class A)                                             N/A
           (c)   Withdrawals from Reserve Account
                   (to Class A)                                             N/A
                                                           ---------------------
                   Class A Available Funds                        $9,984,777.39
                                                           =====================


     3.    Principal Receivables / Investor Percentages
           --------------------------------------------

           (a)   The aggregate amount of Principal
                 Receivables in the Trust as of the last
                 day of the Monthly Period
                                                             $17,053,055,117.78
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                    Series 1994-7
Page 3

           (b) Invested Amount as of the last day of the preceding month (Adjusted Class A Invested Amount during
                 Accumulation Period)

                                    Class A                     $750,000,000.00
                                    Class B                       58,735,000.00
                                    Collateral Inv. Amt.          94,880,000.00
                                                           ---------------------
                                    Total                       $903,615,000.00
                                                           =====================

           (c) The Floating Allocation Percentage: The Invested Amount set forth in paragraph 3(b) above as a percentage of the aggregate amount of Principal Receivables as of the Record Date set forth in paragraph 3(a) above

                                    Class A                              4.398%
                                    Class B                              0.344%
                                    Collateral Inv. Amt.                 0.556%
                                                           ---------------------
                                    Total                                5.298%

           (d)   During the Amortization Period: The Invested
                 Amount as of _______ (the last day of the Revolving
                 Period)

                                    Class A                                 N.A.
                                    Class B                                 N.A.
                                    Collateral Inv. Amt.                    N.A.
                                                           ---------------------
                                    Total                                   N.A.

           (e) The Fixed/Floating Allocation Percentage: The Invested Amount set forth in paragraph 3(d) above as a percentage of the aggregate amount of Principal
                 Receivables set forth in paragraph 3(a) above

                                    Class A                                 N.A.
                                    Class B                                 N.A.
                                    Collateral Inv. Amt.                    N.A.
                                                           ---------------------
                                    Total                                   N.A.

     4.   Delinquent Balances.
          --------------------

          The aggregate amount of outstanding balances in          Aggregate
          the Accounts which were delinquent as of the end          Account
          of the day on the last day of the Monthly Period          Balance
                                                           ---------------------

          (a)      35 - 64 days                                 $334,889,318.40
          (b)      65 - 94 days                                  197,308,239.82
          (c)      95 - 124 days                                 139,981,378.10
          (d)      125 - 154 days                                124,751,619.01
          (e)      155 - 184 days                                 99,164,564.36
          (f)      185 or more days                               81,101,689.97
                                                           ---------------------
                                        Total                   $977,196,809.66
                                                           =====================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1994-7
Page 4

     5.    Monthly Investor Default Amount.
           --------------------------------

           (a)   The aggregate amount of all defaulted Principal
                 Receivables written off as uncollectible during the Monthly Period allocable to the Invested
                 Amount (the aggregate "Investor Default
                 Amount")

                                    Class A                       $3,219,707.39
                                    Class B                          252,146.02
                                    Collateral Inv. Amt.             407,314.45
                                                           ---------------------
                                    Total                         $3,879,167.86
                                                           =====================

           (b) The amount set forth in paragraph 5(a) above in respect of the Monthly Investor Default Amount, per original $1,000 interest

                                    Class A                               $4.29
                                    Class B                                4.29
                                    Collateral Inv. Amt.                   4.29
                                                           ---------------------
                                    Total                                 $4.29
                                                           =====================

     6.    Investor Charge-Offs & Reimbursements of Charge-Offs.
           -----------------------------------------------------

           (a)   The aggregate amount of Class A Investor Charge-
                 Offs and the reductions in the Class B Invested
                 Amount and the Collateral Invested Amount

                                    Class A                               $0.00
                                    Class B                                0.00
                                    Collateral Inv. Amt.                   0.00
                                                           ---------------------
                                    Total                                 $0.00
                                                           =====================

           (b) The amounts set forth in paragraph 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Certificateholder's investment)

                                    Class A                               $0.00
                                    Class B                                0.00
                                    Collateral Inv. Amt.                   0.00
                                                           ---------------------
                                    Total                                 $0.00
                                                           =====================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1994-7
Page 5


           (c)   The aggregate amount of Class A Investor Charge-
                 Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the Collateral Invested Amount

                                    Class A                               $0.00
                                    Class B                                0.00
                                    Collateral Inv. Amt.                   0.00
                                                           ---------------------
                                    Total                                 $0.00
                                                           =====================

           (d) The amount set forth in paragraph 6(c) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                                    Class A                               $0.00
                                    Class B                                0.00
                                    Collateral Inv. Amt.                   0.00
                                                           ---------------------
                                    Total                                 $0.00
                                                           =====================

     7.    Investor Servicing Fee.
           ----------------------

           (a)   The amount of the Investor Monthly Servicing Fee
                 payable by the Trust to the Servicer for the
                 Monthly Period
                                    Class A                         $937,500.00
                                    Class B                           73,418.75
                                    Collateral Inv. Amt.             118,600.00
                                                           ---------------------
                                    Total                         $1,129,518.75
                                                           =====================

           (b)   The amount set forth in paragraph 7(a) above, per
                 $1,000 interest
                                    Class A                         $1.25000000
                                    Class B                          1.25000000
                                    Collateral Inv. Amt.             1.25000000
                                                           ---------------------
                                    Total                           $1.25000000
                                                           =====================

     8.    Reallocated Principal Collections.
           ---------------------------------

           The amount of Reallocated Collateral and Class B
           Principal Collections applied in respect of Interest
           Shortfalls, Investor Default Amounts or Investor
           Charge-Offs for the prior month.

                                    Class B                                0.00
                                    Collateral Inv. Amt.                   0.00
                                                           ---------------------
                                    Total                                 $0.00
                                                           =====================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1994-7
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     9.    Collateral Invested Amount
           --------------------------

           (a)   The amount of the Collateral Invested
                 Amount as of the close of business on
                 the related Distribution Date after
                 giving effect to withdrawals, deposits
                 and payments to be made in respect of
                 the preceding month                             $94,880,000.00

           (b)   The Required Collateral Invested Amount as
                 of the close of business on the related
                 Distribution Date after giving effect to
                 withdrawals, deposits and payments to be
                 made in respect of the preceding month          $94,880,000.00

     10.   The Pool Factor.
           ---------------

           The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                    Class A                          1.00000000
                                    Class B                          1.00000000
                                                           ---------------------
                                    Total (weighted avg.)            1.00000000

     11.   The Portfolio Yield
           -------------------

           The Portfolio Yield for the related Monthly Period             10.82%

     12.   The Base Rate
           -------------

           The Base Rate for the related Monthly Period                   7.70%




C.   Information Regarding the Principal Funding Account
     ---------------------------------------------------

     1.    Accumulation Period
           -------------------

           (a)      Accumulation Period commencement date              10/31/98

           (b)      Accumulation Period Length (months)                       1

           (c)      Accumulation Period Factor                            17.18

           (d)      Required Accumulation Factor Number                      11

           (e)      Controlled Accumulation Amount              $750,000,000.00

           (f)      Minumum Payment Rate (last 12 months)                 9.54%
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1994-7
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     2.    Principal Funding Account
           -------------------------

     Beginning Balance                                                    $0.00
           Plus:  Principal Collections for Related Monthly
                  Period from Principal Account                            0.00
           Plus:  Interest on Principal Funding Account
                  Balance for Related Monthly Period                       0.00
           Less:  Withdrawals to Finance Charge Account                    0.00
           Less:  Withdrawals to Distribution Account                      0.00
                                                            --------------------
     Ending Balance                                                       $0.00

     3.    Accumulation Shortfall
           ----------------------

                  The Controlled Deposit Amount for the
                  previous Monthly Period                                   N/A

           Less:  The amount deposited into the Principal
                  Funding Account for the Previous Monthly
                  Period                                                    N/A
                                                            --------------------

                  Accumulation Shortfall                                    N/A
                                                            ====================

                  Aggregate Accumulation Shortfalls                         N/A
                                                            ====================

     4.    Principal Funding Investment Shortfall
           --------------------------------------

                  Covered Amount                                            N/A

           Less:  Principal Funding Investment Proceeds                     N/A
                                                            --------------------
                  Principal Funding Investment Shortfall                    N/A
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                   Series 1994-7
Page 8

D.   Information Regarding the Reserve Account
     -----------------------------------------

     1. Required Reserve Account Analysis
        ---------------------------------

        (a)  Required Reserve Account Amount percentage (0.5% of Class A
             Invested Amount or other amount designated by Transferor)    0.00%

        (b)  Required Reserve Account Amount ($)                          $0.00

        (c)  Required Reserve Account Balance after effect of any         $0.00
             transfers on the Related Transfer Date

        (d)  Reserve Draw Amount transferred to the Finance Charge
             Account on the Related Transfer Date                         $0.00

     2. Reserve Account Investment Proceeds
        -----------------------------------

        Reserve Account Investment Proceeds transferred to the Finance
        Charge Account on the Related Transfer Date                         N/A

     3. The Portfolio Adjusted Yield
        ----------------------------

        The Portfolio Adjusted Yield for the related Mthly Period         4.10%
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MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page


                    FIRST USA BANK
                    as Servicer


                    By: /s/ W. Todd Peterson
                        ----------------------------
                        W. Todd Peterson
                        Vice President